                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 1, 1999

                            AmSouth Bancorporation
              (Exact Name of Registrant as Specified in Charter)

             Delaware                      1- 7476               63-0591257
   (State or Other Jurisdiction          (Commission          (IRS Employer/
       of Incorporation)                 File Number)        Identification No.)

   AmSouth-Sonat Tower, 1900 Fifth Avenue North, Birmingham, Alabama 35203
  (Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code: (205) 320-7151

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2. Acquisition or Disposition of Assets.

Effective October 1, 1999, Alpha/Foxtrot Acquisition Corp., a Delaware corporation ("Merger Sub") and wholly owned subsidiary of AmSouth Bancorporation, a Delaware corporation ("Registrant"), merged (the "Merger") with and into First American Corporation, a Tennessee corporation ("First American"), pursuant to an Agreement and Plan of Merger, dated as of May 31, 1999 among First American, the Registrant and Merger Sub (the "Merger Agreement"). Pursuant to the Merger Agreement, each share of common stock, par value $2.50 per share, of First American was converted into the right to receive
1.871 shares of common stock, par value $1.00 per share, of the Registrant, with cash to be paid in lieu of fractional shares. The Merger Agreement is incorporated by reference to the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on June 8, 1999.

The Registrant's Registration Statement on Form S-4 (Registration No. 333-85239), which was declared effective by the Securities and Exchange Commission on August 16, 1999 (the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant, First American and Merger Sub, including, but not limited to, the date and manner of the Merger, the nature and amount of consideration paid by the Registrant therefor, the method used for determining the amount of such consideration, the nature of any material relationships between First American and the Registrant or any officer or director of the Registrant or any associate of any such officer or director, the nature of First American's business and the Registrant's intended use of the assets acquired in the Merger.

Item 5. Other Events.

A. Increase in Authorized Capitalization

In order to complete the Merger, Registrant's Certificate of Incorporation was amended to increase the number of shares of common stock authorized for issuance from 350 million to 750 million shares.

B. Restated Certificate of Incorporation

On October 1, 1999 the Registrant filed an amendment to the Certificate of Incorporation with the Delaware Secretary of State. A copy of the Restated Certificate of Incorporation is included as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired
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The financial statements of First American as of December 31, 1998 and 1997 and
for each of the three years ended December 31, 1998, 1997 and 1996 are incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-85239). The financial statements of First American as of June 30, 1999 and 1998 and for the six months ended June 30, 1999 and 1998 are incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-85239).

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed financial information for each of the three years ended December 31, 1998, 1997 and 1996 is incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-85239). The unaudited pro forma combined condensed financial information as of June 30, 1999 and for the six months ended June 30, 1999 and 1998 is incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-85239).

(c) Exhibits

2.1 Agreement and Plan of Merger dated May 31, 1999 (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed by Registrant on June 8, 1999 with the Securities and Exchange Commission)

3.1 Copy of the Registrant's Restated Certificate of Incorporation


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 1999                     AMSOUTH BANCORPORATION


                                            By:  /s/Carl L. Gorday
                                                 -----------------------
                                                 Name: Carl L. Gorday
                                                 Title: Assistant Secretary


EXHIBIT INDEX

Exhibit                  Description
-------                  -----------

2.1 Agreement and Plan of Merger dated May 31, 1999 (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed by Registrant on June 8, 1999 with the Securities and Exchange Commission)

3.1      Copy of the Registrant's Restated Certificate of Incorporation